ITEM 77Q(a) - COPIES OF ALL MATERIAL
 AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS



AMENDMENT #20
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is
 amended as follows:

       Strike the first paragraph of
Section 5 - Establishment and Designation of Series or
Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust
and substitute
in its place the following:

	"Section 5.  Establishment and
Designation of Series or Class.  Without
 limiting the
authority of the Trustees set forth in
 Article XII, Section 8, inter alia,
to establish
and designate any additional Series or
 Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Global Macro Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate Corporate Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares

	The undersigned hereby certify
 that the above stated Amendment is a true and correct Amendment to the Declaration of
 Trust, as adopted by the Board of Trustees at a meeting on the 13th day of August, 2010, to become effective on the 13th day of August, 2010.

	WITNESS the due execution hereof
 this 13th day of August, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will